UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 23, 2011
________________

COMMUNITY SHORES BANK CORPORATION
 (Exact name of registrant as specified in its charter)

Michigan	000-51166	38-3423227
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

1030 W. Norton Avenue, Muskegon, Michigan	49441
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	231-780-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR    240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Ms. Julie K. Greene to the Board of Directors

On February 23, 2011, the Board of Directors of Community Shores Bank Corporation (the "Company") elected a new director, Julie K. Greene.  Ms. Greene has been elected to serve as a Class II director, and her initial term expires at the annual meeting of the shareholders in 2012.  Also, on February 23, 2011, Ms. Greene was elected by the Board of Directors of the Company's wholly owned subsidiary, Community Shores Bank (the "Bank"), to serve as a director of the Bank for a term expiring at the 2011 annual meeting of the shareholders of the Bank. Ms. Greene was appointed to the Compensation and Audit Committees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY SHORES BANK CORPORATION

By: /s/ Tracey A. Welsh
Tracey A. Welsh
Senior Vice President, Chief Financial
Officer and Treasurer

Date:  February 25, 2011